Filed Pursuant to Rule 497(e)

1933 Act File No. 333-69803

1940 Act File No. 811-09177

THE CATHOLIC FUNDS, INC.

THE CATHOLIC EQUITY FUND

Supplement Dated January 24, 2007
to
Prospectus Dated February 1, 2006

At a meeting held on January 24, 2007, the Board of Directors of The Catholic Funds, Inc. approved an Agreement and Plan of Reorganization pursuant to which all the shareholders of the Catholic Equity Fund (the “Fund”) would become shareholders of the Ave Maria Rising Dividend Fund, a series of The Schwartz Investment Trust, in a tax free reorganization. The reorganization is subject to approval by the Fund's shareholders at a Special Meeting of Shareholders expected to be held in late March, 2007. Shareholders will receive detailed proxy materials describing the reorganization and requesting approval in late February or early March, 2007.

Effective as of the date of this Supplement and pending completion of the proposed merger, we are waiving all sales loads on new purchases of shares. This means that investors may purchase shares of any class at net asset value (subject to otherwise complying with the purchase eligibility requirements for the particular class), including through automatic investment plans presently in place. We also will continue to reinvest dividends and capital gains into shares of the Fund in accordance with the instructions provided to us by existing shareholders. If the shareholders do not approve the reorganization or for other reasons the reorganization is not completed, sales loads likely will be reinstated at their current levels.

If you have questions regarding this Supplement, please contact Shareholder Services toll-free at 1-877-222-2402.